DEED OF LEASE


                                     BETWEEN


                      LIBERTY PROPERTY LIMITED PARTNERSHIP


                                       AND


                          DENDRITE INTERNATIONAL, INC.



                    Project:          Liberty Executive Park
                    Building:         Dendrite Building II
                    Tenant:  Dendrite International, Inc.
                    Location:         Executive Boulevard
                                      Chesapeake, Virginia

                                  DEED OF LEASE


INDEX

ss.              Section                                                                                         Page
---              -------                                                                                         ----
1.             Summary of Terms and Certain Definitions...........................................................1
2.             Premises...........................................................................................2
3.             Construction of Premises...........................................................................2
4.             Use; Compliance....................................................................................4
5.             Term...............................................................................................5
6.             Minimum Annual Rent................................................................................5
7.             Operation of Property; Payment of Expenses.........................................................5
8.             Signs..............................................................................................9
9.             Alterations and Fixtures...........................................................................9
10.            Mechanics' Liens..................................................................................10
11.            Landlord's Right of Entry.........................................................................10
12.            Damage by Fire or Other Casualty..................................................................11
13.            Condemnation......................................................................................11
14.            Non-Abatement of Rent.............................................................................12
15.            Indemnification...................................................................................12
16.            Waiver of Claims..................................................................................13
17.            Quiet Enjoyment...................................................................................13
18.            Assignment and Subletting.........................................................................13
19.            Subordination; Mortgagee's Rights.................................................................14
20.            Recording; Tenant's Certificate...................................................................14
21.            Surrender; Abandoned Property.....................................................................14
22.            Curing Defaults...................................................................................15
23.            Defaults - Remedies...............................................................................16
24.            Representations...................................................................................17
25.            Liability of Landlord.............................................................................17
26.            Interpretation; Definitions.......................................................................18
27.            Notices...........................................................................................18
28.            Security Deposit..................................................................................18
29.            Commission........................................................................................18
30.            Option to Extend Term (Fixed Amount Rental Increase)..............................................18
31.            Naming Rights.....................................................................................19
32.            Parking...........................................................................................19
33.            Rooftop Communications Equipment..................................................................19
34.            Tenant Credits....................................................................................20
35.            Phase I Building..................................................................................20
36.            Cross-Defaults....................................................................................20
37.            Consents..........................................................................................20
38.            Phase II Start....................................................................................20


THIS DEED OF LEASE is made by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership ("LANDLORD") with its address at 12 South Third Street, Richmond, Virginia 23219 and DENDRITE INTERNATIONAL, INC., a corporation organized under the laws of Delaware ("TENANT") with its address at 1200 Mt. Kemble Avenue, Morristown, New Jersey 07960 and is dated as of the date on which this lease has been fully executed by Landlord and Tenant.

1.       Summary of Terms and Certain Definitions.

         (a) "PREMISES": shall mean the entire Building and the Property located at the intersection of Volvo Parkway and Executive Boulevard, Chesapeake, Virginia, more particularly described on Exhibit A attached hereto, upon which the Building is to be constructed in accordance with the terms hereof.

         (b) "BUILDING": shall mean a 49,870 square foot two-story Class A Suburban Office Building also described herein as the "PHASE II BUILDING" as depicted on Exhibit A-1, to be constructed on the Property in accordance with the terms of this lease.

         (c) "TERM": shall mean the initial term of this lease being one hundred twenty (120) months, and forty-five days plus any partial month from the Commencement Date until the first day of the first full calendar month during the term.

                  (i) "COMMENCEMENT DATE": shall mean the date upon which Substantial Completion, as defined below, has occurred with regard to the Premises. The Commencement Date for the Building is anticipated to be on January 1, 2002, subject to the terms hereof

                  (ii) "EXPIRATION DATE": shall be as defined in Section 5 hereof, as extended pursuant to Section 36 hereof.

         (d)      "MINIMUM ANNUAL RENT" and "ANNUAL OPERATING EXPENSES".

                  (i) Minimum Annual Rent for the Building shall mean the annual rent payable in monthly installments and increased according to the following schedule:


                                   Lease Year                  Annual                      Monthly
                               --------------------    ------------------------     -----------------------
                                        1                    $660,000.00                  $55,000.00
                                        2                    $660,000.00                  $55,000.00
                                        3                    $660,000.00                  $55,000.00
                                        4                    $660,000.00                  $55,000.00
                                        5                    $660,000.00                  $55,000.00
                                        6                    $750.000.00                  $62,500.00
                                        7                    $750.000.00                  $62,500.00
                                        8                    $750.000.00                  $62,500.00
                                        9                    $750.000.00                  $62,500,00
                                       10                    $750.000.00                  $62,500.00


                  (ii)     Annual  Operating  Expenses  shall be as  defined  in
                           Section 7(a), calculated using no core factor, payable in monthly installments and adjusted as noted in Section 7 hereof. The Annual Operating Expenses for the Building is estimated to be $263,313.60 (Two Hundred Sixty-Three Thousand Three Hundred Thirteen and 60/100 Dollars) payable in monthly installments of $21,942.80 (Twenty-One Thousand Nine Hundred Forty-Two and 80/100 Dollars).

         (e) "PROPORTIONATE SHARE": shall mean the ratio of the approximate rentable square footage in the Building leased by Tenant to the approximate total rentable square footage in the Building, which hereunder shall be 100%.

         (f)      "USE":  shall  mean  general  office  purposes  and a high-end
                  technical   data  center,   excluding  any  "place  of  public
                  accommodation".

         (g)      "CONTENTS":  This lease consists of the Index, pages 1 through
                  ___ Sections 1 through 38 and the following, all of which are attached hereto and made a part of this lease:


Exhibits:   "A" - Legal Description                              "A-l" - Building Site Plan
            "B" - Commencement Certificate Form                  "C" - Park Building Rules
            "D" - Office Park Expense                            "E" - Estoppel Certificate Form
            "F" - Phase II Construction Documents                "G" - Remaining Improvements and Removables


2. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as shown on attached Exhibit "A" and "A-1" and the lot on which it is located (the "PROPERTY"). Such obligation shall be contingent upon Landlord acquiring title to the Property.

3. Initial Construction Fit Out of Premises. Landlord shall complete the construction of the Building as follows:

                  (a) Construction of the Phase II Building. At Landlord's sole cost and expense (except as noted herein) Landlord shall construct the Phase II Building in accordance with the plans and specifications, which have been approved by Tenant including without limitation the items noted in the Memorandum, as defined below (the "Phase II Construction Documents" or the "Approved Construction Documents"). Such specifications and a list of such plans are attached as Exhibit `F'. Tenant shall be granted a tenant improvement allowance in an amount not to exceed $600,000.00 (Six Hundred Thousand and 00/100 Dollars) (the "Allowance") for improvements to the Phase II Building (the "Phase II Additional Improvements"). Tenant shall deliver to Landlord, no later than March 15, 2001 plans and specifications reasonably acceptable to Landlord encompassing the Phase II Additional Improvements. Upon Landlord's acceptance of such plans and specifications, such improvements shall become a part of the Phase II Construction Documents. Notwithstanding the foregoing, following Substantial Completion and completion of punch list items, Tenant may use its contractors for additional improvements made to the Premises in accordance with the terms hereof.

                  (b) Tenant Improvements; Tenant's Cost. Upon Landlord's written approval of and consent to any plans and specifications for additional work or other changes to the Approved Construction Documents requested by Tenant, which approval and consent shall be in Landlord's sole but reasonable judgment and which does not impair or diminish the ability of Landlord to release the Building following the conclusion of this lease (each a "Tenant Improvement"), Landlord shall: (1) if necessary to implement such Tenant Improvement, cause the Architect for the Building to prepare the appropriate drawings reflecting such Tenant Improvement and (2) obtain from the General Contractor the amount of Tenant's Cost, as defined below, for such Tenant Improvement and the additional time required to implement the requested change, which Landlord shall provide to Tenant in the form of a written proposed change order. If Tenant wishes to implement the proposed change order it must sign and return the proposed change order form to the Landlord. If Landlord does not receive said form within five (5) business days of the date of which it was received by the Tenant, or if Landlord receives a change order form marked to note Tenant's disapproval, the change order shall be deemed disapproved by Tenant. Upon Landlord's receipt of Tenant's written approval of the proposed change order and of the cost associated with same, the Tenant Improvement described in such change order shall then be part of the Approved Construction Documents, and the additional time required to implement the requested change shall be considered a delay beyond Landlord's control. Following such approval, Landlord shall complete the Tenant Improvement at Tenant's sole expense. "Tenants Cost" shall mean the sum equal to the aggregate of all costs, expenses and fees incurred by or on behalf of Landlord in connection with a Tenant Improvement, including without limitation (i) architectural, engineering, space planning and design costs, (ii) the direct cost charged to Landlord by Landlord's general contractor (the "General Contractor") and all subcontractors for performing such construction, (iii) the cost of any change order, as noted below, (iv) all permits, approvals and licenses, (v) overhead of the General Contractor, (vi) a fee to the General Contractor equal to five percent (5%) of the Tenant's Cost (excluding such fee), and (vii) general conditions of the General Contractor which shall not include overhead of the General Contractor. Tenant agrees to pay to Landlord, upon submission, all invoices for Tenant's Cost incurred in connection with the Tenant Improvements.

                  (c) Substantial Completion. The Premises shall be Substantially Completed on or before January 1, 2002, subject to the provisions of paragraph (d) of this Section. All construction shall be done in a good and workmanlike manner, materially in accordance with the Approved Construction Documents and shall comply at the time of completion with all applicable laws and requirements of the governmental authorities having jurisdiction. "Substantial Completion" of the Premises shall mean, with regard to the Premises and the Tenant Improvements: (i) Landlord's architect (the "Architect") has issued a certificate stating that all work except punchlist items have been completed materially in accordance with the Approved Construction Documents and
(ii) a temporary certificate of occupancy has been issued by the City of Chesapeake, Virginia for the subject Building, other than with respect to the installation of the Tenant's Work and subject to punch list items. Landlord, Tenant and the General Contractor shall in conjunction with the Commencement Date do a "walk thru" inspection of the Premises to determine a punch list and a reasonable date for the completion of such items, not to exceed sixty (60) days. Landlord will diligently pursue the open items in the temporary certificate of occupancy in order to obtain a final certificate of occupancy at the earliest practicable date after completion of the Tenant Improvements. Tenant's occupancy of the Building shall constitute acceptance thereof for purposes of the commencement of the Payment of Rent, and other than as to open items determined by the parties upon such occupancy. Tenant shall have thirty (30) days after its occupancy of the Premises to notify and discuss supplementary punch list items it believes require correction or repair with Landlord.

                  (d)  Delivery   Date.   If  the  Premises   have  not  reached
Substantial Completion on or before January 1, 2002, (the "Delivery Date") the following shall apply until Substantial Completion:

                           (i) From  January  1, 2002  until  January  31,  2002
Landlord shall have a grace period within which to Substantially Complete the Premises.

                           (ii) For each day of delay  from  February  1,  2002,
until February 28, 2002, Landlord shall pay Tenant a sum equal to the per diem Minimum Annual Rent due hereunder during the first lease year ("First Year Rent") or Tenant may alternatively receive a credit against Rent, all at Landlord's option.

                           (iii)  For each day of delay  from  March 1, 2002 and
thereafter, Landlord shall pay Tenant the sum equal to twice the per diem First Year Rent or Tenant may alternatively receive a credit against Rent, all at Landlord's option.

                           (iv) From May 15, 2002, (the "Termination  Deadline")
until Substantial Completion, Tenant, at its option, may terminate this lease.

                           (v)  Notwithstanding  the  foregoing,  for each day a
Force Majeure Event, as defined below, delays Substantial Completion, all dates noted in this Section (d), including without limitation the Delivery Date and the Termination Deadline, shall be extended one day (two days for a Tenant Delay, as defined below). The Termination Deadline, however, may only be extended (other than due to a Tenant Delay for which the Termination Deadline may be extended indefinitely) until December 15, 2002. A "Force Majeure Event" when used herein shall mean an act of god, flood, storm, explosion, fire or other weather related occurrence, labor trouble, strike or stoppage, a disruption or other interference with sources of materials, insurrection, riot, act of the public enemy, or federal, state or local law, order, rule or regulation, which inhibit, impede, delay or prevent a party from complying with any condition or requirement. When used herein, a Tenant Delay shall mean any delay attributable substantially to the acts or omissions of Tenant, its agents or contractors, if any (a "Tenant Delay").

                           (vi) Tenant shall pay to Landlord on the Commencement
Date, in addition to Rent due from the Commencement Date and thereafter, a sum equal to per diem First Year Rent for each day of Tenant Delay if Substantial Completion occurs following January 1, 2002. If a Tenant Delay occurs, Landlord shall notify Tenant promptly of such event.

                           (vii) In the event the Premises are not  delivered to
Tenant on or before the Delivery Date, Landlord, at Tenant's option, shall provide Tenant with up to 1,000 square feet of office space for its use, at the rate of $13.20 per square foot plus operating expenses, until Substantial Completion.

                           (viii) Landlord shall sufficiently complete the shell
of the Building on or before January 1, 2002, in order to permit Tenant to install its telephone, computer and other communications lines and cables, as noted below.

                           (ix)   Notwithstanding   the   foregoing,    Tenant's
obligation to pay Minimum Annual Rent hereunder shall not begin until forty-five
(45) days following the Commencement Date to permit Tenant to install its fixtures, equipment and wiring and cabling in the Building.

                  (e)      Authorized Representatives.

                           (i)  Tenant's   Authorized   Representative.   Tenant
appoints Richard Casserly and George Robson as Tenant's authorized representatives for all issues related to the Approved Construction Documents (each individually known as a "Tenant's Authorized Representative"). Landlord shall deliver to Tenant's Authorized Representatives all notices, plans, approvals and/or other submittals pursuant to this Section. Only a Tenant's Authorized Representative shall be authorized to sign any change order, or disbursement request for any allowance, receipt of other document on behalf of Tenant related to the Approved Construction Documents, Tenant Improvements or change orders, and without the signature of a Tenant's Authorized Representative, no such document shall be binding on Tenant. Tenant may from time to time change any of its Tenant's Authorized Representative or the location designated for Tenant's Authorized Representative to receive notices, plans, and other submittals by giving Landlord written notice of such change.

                           (ii) Landlord's Authorized  Representative.  Landlord
appoints Alan T. Lingerfelt and Dana Dame, as Landlord's authorized representatives for all issues related to the Approved Construction Documents (each individually known as a "Landlord's Authorized Representative"). Tenant shall deliver to Landlord's Authorized Representatives all notices, plans, approvals and/or other submittals pursuant to this Section. Only a Landlord's Authorized Representative shall be authorized to sign any document on behalf of Landlord related to the Approved Construction Documents, Tenant Improvements or change orders, and without the signature of a Landlord's Authorized Representative, no such document shall be binding on Landlord. Landlord may from time to time change any of its Landlord's Authorized Representatives or the location designated for Landlord's Authorized Representatives to receive notices, plans, and other submittals by giving Tenant written notice of such change.

                           (iii)  Construction  Meetings.  A  Tenant  Authorized
Representative and a Landlord Authorized Representative shall endeavor to meet at least once every two weeks during the construction of the Building to discuss the progress of such construction and any related issues. Such meetings may be in person or via telephonic conference call and may include, as appropriate, the General Contractor, the Architect and any other relevant parties.

                 (f)  Tenant's Work.

                           (i) All work not  within  the  scope of the  Approved
Construction Documents, including without limitation delivery, furnishing and installation of (A) telephone or other communications lines, cables and equipment; (B) computer or office equipment and the cabling associated with same; (C) furniture or fixtures of the Tenant; and (D) security equipment, shall be considered "Tenant's Work" and shall be furnished and installed by Tenant at Tenant's expense.

                           (ii) Tenant and its agents  shall have the right,  at
Tenant's own risk, expense and responsibility to enter the Building: (i) not later than the Delivery Date (or earlier if the Building is completed to the extent necessary to permit such entry), for the purpose of furnishing and installing telephone, computer or other communications lines and cables and installing its fixtures and equipment; provided that Tenant does not interfere with or delay the work to be performed by Landlord, Tenant uses contractors and workers compatible with the contractors and workers engaged by Landlord, and Tenant obtains Landlord's prior written consent and, if such entry is prior to the Commencement Date, such entry shall be subject to all the terms and conditions of this lease, except the payment of Rent. Further, Tenant's Work shall be subject to the following conditions:

                                    (1)  At  least  ten  (10)   days   prior  to
commencement of Tenant's Work, Tenant shall deliver to Landlord a certificate of insurance for each of Tenant's contractors evidencing adequate insurance coverage naming Landlord and Landlord's agent as additional insureds.

                                    (2) In addition to the right of Landlord and
its Agents to inspect the Premises set forth in Section 11 of this lease, Landlord and its Agents shall have the right to conduct a walk-through inspection of the Premises as completed by Tenant.

                                    (3)    The    warranties    from    Tenant's
contractor(s) shall be for the benefit of Landlord as well as Tenant and Tenant shall deliver such warranties to Landlord upon receipt.

                                    (4) All construction shall be done in a good
and workmanlike manner and shall comply at the time of completion with all Laws and Requirements. Tenant shall deliver to Landlord copies of all certificates of occupancy, permits and licenses required to be issued by any authority in connection with Tenant's construction.

                  (g) Architect's Determination. The parties agree that in the event of a dispute concerning the design or construction of or the improvements to the Building, the undersigned shall each select an architect who together shall select a third architect (the "3rd Architect"). The 3rd Architect shall be the final arbiter as to such matters, including without limitation, as to a determination of Substantial Completion, and his decision shall be deemed final and binding.

                  (h) Measurement of the Premises. Upon Substantial Completion, Landlord's architect shall certify, by its review of the Approved Construction Documents and its examination of the Building, the Building's square footage (the "BSQ"). If such measurement is less than 49,870 square feet, the Minimum Annual Rent shall be recalculated by multiplying the BSQ times $13.20, which rent shall be escalated at the sixth year by 13.64% for the balance of the Term.

4.       Use: Compliance.

                  (a) Permitted Use. Tenant shall occupy and use the Premises for and only for the Use specified in Section l(f) above and in such a manner as is lawful, reputable and will not create any nuisance or otherwise interfere with the management of the Building Without limiting the foregoing, such Use shall exclude any use that would cause the Premises or the Property to be deemed a "place of public accommodation" under the Americans with Disabilities Act (the "ADA") as further described in the Building Rules (defined below).

                  (b) Compliance. From and after the Commencement Date, Tenant shall comply promptly, at its sole expense, (including making any alterations or improvements) with all laws (including the ADA), ordinances, notices, orders, rules, regulations and requirements regulating the Property during the Term which impose any duty upon Landlord or Tenant with respect to Tenant's use or alteration of, or Tenant's installations in or upon, the Property including the Premises, (as the same may be amended, the "LAWS AND REQUIREMENTS") and the building rules attached as Exhibit "C", as amended by Landlord from time to time in Landlord's reasonable discretion and so long as such rules are not inconsistent with this lease(the "BUILDING RULES"). Provided, however, that Tenant shall not be required to comply with the Laws and Requirements with respect to the footings, foundations, structural steel column and girders forming a part of the Property unless the need for such compliance arises out of Tenant's use, occupancy or alteration of the Property, or by any act or omission of Tenant or any employees, agents, contractors, licensees or invitees ("AGENTS") of Tenant. Landlord hereby represents and warrants that the Premises will be in strict compliance with all Laws and Requirements as of the Commencement Date and Landlord shall be responsible for: (i) all costs and expenses in connection with bringing the Premises into compliance with all Laws and Requirements as they exist on the Commencement Date other than those which arise out of Tenant's use or alteration of the Building and (ii) defects in the Building.

                  (c) Environmental. Tenant shall comply, at its sole expense, with all Laws and Requirements as set forth above, all manufacturers' instructions and all requirements of insurers relating to the treatment, production, storage, handling, transfer, processing, transporting, use, disposal and release of hazardous substances, hazardous mixtures, chemicals, pollutants, petroleum products, toxic or radioactive matter (the "RESTRICTED ACTIVITIES"). Tenant shall deliver to Landlord copies of all Material Safety Data Sheets or other written information prepared by manufacturers, importers or suppliers of any chemical and all notices, filings, permits and any other written communications from or to Tenant and any entity regulating any Restricted Activities.

                  (d) Notice. If at any time during or after the Term (if such inquiry results from any act or omission of Tenant or its Agents), Tenant becomes aware of any inquiry, investigation or proceeding regarding the Restricted Activities or becomes aware of any claims, actions or investigations regarding the ADA, Tenant shall give Landlord written notice, within 5 days after first learning thereof, providing all available information and copies of any notices.

5. Term. The Term of this lease shall commence on the Commencement Date and shall end at 11:59 p.m. on the last day of the Term (the "EXPIRATION DATE"), without the necessity for notice from either party, unless sooner terminated in accordance with the terms hereof. Landlord and Tenant shall confirm the Commencement Date and Expiration Date by executing a lease commencement certificate in the form attached as Exhibit "B".

6. Minimum Annual Rent. Tenant agrees to pay to Landlord the Minimum Annual Rent in equal monthly installments in the amount set forth in Section 1(d) (as increased at the beginning of each lease year as set forth in Section l(d)), in advance, on the first day of each calendar month during the Term, without notice, demand or setoff except as otherwise provided herein, at Landlord's address designated at the beginning of this lease unless Landlord designates otherwise; provided that rent for the first full month shall be paid at the signing of this lease. If the Commencement Date falls on a day other than the first day of a calendar month, the rent shall be apportioned pro rata on a per diem basis for the period from the Commencement Date until the first day of the following calendar month and shall be paid on or before the Commencement Date. As used in this lease, the term "lease year" means the period from the Commencement Date through the succeeding 12 full calendar months (including for the first lease year any partial month from the Commencement Date until the first day of the first full calendar month) and each successive 12 month period thereafter during the Term.

7. Operation of Property: Payment of Expenses.

                  (a) Payment of Operating Expenses. Tenant shall pay to Landlord the Annual Operating Expenses in equal monthly installments in the amount set forth in Section l(d) (prorated for any partial month), from the Commencement Date and continuing throughout the Term on the first day of each calendar month during the Term, as additional rent, without notice, demand or setoff, except as otherwise provided herein. Landlord shall apply such payments to the Annual Operating Expenses to Landlord of operating and maintaining the Property during each calendar year of the Term. The amount of the Annual Operating Expenses set forth in Section 1(d) represents landlord's estimate of Tenant's share of the estimated Annual Operating Expenses during the first calendar year of the Term on an annualized basis; from time to time Landlord may adjust such estimated amount if the estimated operating costs increase or decrease. The Annual Operating Expenses, as set forth in Section 1(d) will be adjusted to reflect as nearly as possible the actual Annual Operating Expenses for the Premises as and when such expenses become known. Tenant's obligation to pay the Annual Operating Expenses pursuant to this Section 7 shall survive the expiration or termination of this lease. The calculation and payment of Annual Operating Expenses shall be as follows:

                           (i)  As  used  herein,  the  term  "Annual  Operating
Expenses" shall mean the actual costs to Landlord (net of discounts, credits, rebates or reimbursements from insurance or payments from any party) of operating and maintaining the Premises during each calendar year of the Term computed on an accrual basis. Annual Operating Expenses shall be determined according to generally accepted accounting principles which shall be consistently applied, and shall include: (a) "impositions" (defined in Section 7(b); provided, however, that if, by law, any assessment of impositions may be divided and paid in installments, then, for the purposes of this subsection 7(a)(i), (x) such assessment shall be deemed to have been so divided, (y) such assessment shall be deemed payable in the maximum number of installments permitted by law, and (z) there shall be deemed included in Annual Operating Expenses for each calendar year the installment(s) of such assessment becoming payable during such calendar year, together with interest payable during such calendar year an such installment(s) and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided; (b) charges or fees for, and taxes on, the furnishing of water, sewer service, gas, fuel, or other utility services to the Building; (c) a management fee in an amount not to exceed the prevailing market rate charged for owner managed buildings, but in no event exceeding three and three-fourths percent (3.75%) of the Annual Minimum Rent per lease year; (d) premiums for hazard, liability, rent insurance, workmens' compensation or similar insurance upon the Budding or portions thereof; (e) costs arising under service contracts with independent contractors for services provided to the Building; (f) maintenance and cleaning, sanitary control, snow removal and trash, garbage and other refuse removal, including costs related to trash compactors; (g) repair, maintenance and painting of sidewalks, pavements, light fixtures, signs; (h) repair, maintenance and painting of the Building; (i) pest control; (j) general repairs; (k) fire protection; (1) costs of replacements of any portion of the Property; however, if the cost of any item is greater than $25,000 in any lease year, such cost shall be included in Annual Operating Expenses for the year in which the costs are incurred and subsequent years, appropriately allocated to such years on a straight-line basis, to the extent that such items are amortized over the average of the range of useful life for such item as quoted by its manufacturer, with an interest factor equal to the Prime Rate as hereinafter defined; and (m) maintenance and repair of utility systems servicing the Building.

                           (ii)  Notwithstanding  anything in subsection 7(a)(i)
to the contrary, Annual Operating Expenses shall not include (a) the costs of repairs, alterations, capital improvements and other items which under generally accepted accounting principles are properly classified as capital expenditures;
(b) repairs arising from defects in the initial construction of the Building (c) repairs necessitated by the negligence of Landlord or required to cure violations of Laws and Requirements in effect on the Commencement Date; (d) interest and amortization of indebtedness or any costs of financing or refinancing, depreciation or ground rent; (e) management fees in excess of the amount permitted under subsection 7(a)(i); (f) compensation paid to general partners, officers or executives of Landlord (other than the management fee referred to in subsection 7(a)(i); (g) leasing commissions, advertising, and promotional expenses; (h) legal fees or accounting fees; (i) taxes, other than as described in subsection 7(b); (i) any amounts payable by Landlord by way of indemnity or for damages or which constitute a fine, interest or penalty; (j) any improvement installed or work performed or any other cost or expense incurred by Landlord in order to comply with the requirements for obtaining any permanent or temporary certificate of occupancy for the Building or any space therein or the renewal of any temporary certificate of occupancy; (k) any cost representing an amount paid for services or materials to a person, firm or entity related in any manner to Landlord or any affiliate of Landlord to the extent such amount exceeds the amount that would be paid for such services or materials at the then-existing market rates to an unrelated person, firm or corporation; (l) costs for which Landlord actually receives reimbursement from insurance, condemnation awards or any other source and expenses for repairs and other work caused by fire, windstorm or other casualty required to be insured under this Lease; (m) any expenses incurred by Landlord as a result of asbestos or other hazardous materials in the Building or on or about the Property or suspected to be in the Building or on or about the Property other than as a result of the acts or omissions of Tenant, its contractors, invitees, or agents;
(n) any costs of Landlord in acquiring the Property or in constructing the Building; (o) costs incurred for the purchase of tools and operating equipment (other than tools purchased solely for the Building); (p) repairs or other work (including rebuilding) occasioned by fire, windstorm or other casualty or condemnation; (q) fines, penalties, late payments and costs incurred by Landlord due to violations of law or permits, leases or contracts pertaining to the Building (unless due to violations caused by Tenant which Tenant shall pay in full but which shall not be included in the Annual Operating Expenses) and (r) repair of construction items reimbursed through warranty coverage.

                           (iii) If only part of any calendar  year falls within
the Term, the Annual Operating Expenses shall be pro-rated in proportion to the portion of such calendar year falling within the Term. Any reasonable common area expense which is incurred by the office park of which the Building is a part, including without limitation, those items noted on Exhibit D, shall be allocated proportionately between the buildings of the office park based upon the square footage of each building, but in no event shall Tenant's share of the expenses for the office park exceed 20% of the total of such costs. Tenant's share of the office park costs shall be added to and paid in the same manner as Annual Operating Expenses.

                           (iv)  By  April  30th of  each  year  (and as soon as
practical after the expiration or termination of this lease or at any time in the event of a sale of the Property), Landlord shall provide Tenant with a statement of the actual amount of such annual operating costs for the preceding calendar year or part thereof ("Operating Costs Statements"). Landlord or Tenant shall pay to the other the amount of any deficiency or overpayment then due from one to the other or, at Landlord's option, Landlord may credit Tenant's account for any overpayment. Tenant shall have the right to inspect the books and records used by Landlord in calculating the annual operating costs within 120 days of receipt of the statement during regular business hours after having given Landlord at least 48 hours prior written notice; provided, however, that Tenant shall make all payments of additional rent without delay, and that Tenant's obligation to pay such additional rent shall not be contingent on any such right. If as a result of such examination, Tenant disputes the Operating Costs Statement, Tenant shall notify Landlord that it disputes such Operating Costs Statement setting forth the reasons therefor (a "Notice of Dispute"). If Landlord and Tenant do not agree on the proper amount for Tenant's Operating Costs Statement within thirty (30) days after Tenant's Notice of Dispute to Landlord, Tenant, at its sole cost may have such statement audited by an auditing firm (paid on an hourly basis) selected as agreed by Tenant and Landlord. If such audit reveals that Tenant's Annual Operating Expenses shall have been overstated by more than five percent (5%) of the total Annual Operating Expenses, Landlord shall reimburse Tenant for the reasonable cost of the auditor's examination of Landlord's records.

                           (v) At least ninety (90) days prior to each  calendar
year Landlord shall submit to Tenant a budget and estimate of the Annual Operating Expenses for such year. If the budgeted cost of any expense in the control of Landlord (which costs specifically exclude, without limitation, utilities and insurance), which is provided by a service contractor of Landlord, exceeds the previous year's cost by more than 10%, Landlord shall obtain Tenant's prior consent for the service contract for the budgeted year, which consent shall not be unreasonably withheld, delayed or denied. If such consent is not given, Landlord shall obtain three (3) bids for such service and shall select the lowest cost provider to perform the service.

                  (b) Impositions. As used in this lease the term "impositions" refers to all real estate taxes or their equivalents (including sales taxes and gross receipt taxes) and assessments, which are applicable to the Term, and which are imposed by any authority or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements, and the reasonable cost of contesting any of the foregoing, upon or with respect to the Property or any part thereof, or any improvements thereto. Tenant shall pay to Landlord with the monthly payment of Minimum Annual Rent any imposition imposed directly upon this lease or the Rent (defined in Section 7(g)) or amounts payable by any subtenants or other occupants of the Premises, or against Landlord because of Landlord's estate or interest herein.

                           (i) Nothing herein  contained shall be interpreted as
requiring Tenant to pay any income, excess profits or corporate capital stock tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed in lieu of ail or any part of any imposition or an increase in any imposition.

                           (ii)  If  it  shall  not  be  lawful  for  Tenant  to
reimburse Landlord for any of the impositions, the Minimum Annual Rent shall be increased by the amount of the portion of such imposition allocable to Tenant, unless prohibited by law.

                           (iii) Tenant may, in good faith, but without delaying
or obviating its responsibility to timely pay such expenses (which expenses shall be paid as if Tenant did not intend to exercise its right to so contest such charge), and at its sole expense and risk, contest any tax payable under this Section 7(b).

                  (c) Insurance.

                           (i) Property. Landlord shall keep in effect insurance
against loss or damage to the Building and the Property by fire, flood (if the Property is located in a flood zone for which flood insurance is normally and customarily required) and such other casualties as may be included within fire, extended coverage and special form insurance covering the full replacement cost of the Building (but excluding coverage of Tenant's personal property in, and any alterations by Tenant to, the Premises), and such other insurance as Landlord may reasonably deem appropriate or as may be required from time-to-time by any mortgagee, provided in all such instances that such insurance is commercially reasonably and is the type which is normally required for similar type properties in Hampton Roads, Virginia.

                           (ii) Liability and Tenant's Property.  Tenant, at its
own expense, shall keep in effect commercial general liability insurance with respect to the Premises and the Property, including contractual liability insurance, with such limits of liability for bodily injury (including death) and property damage as reasonably may be required by Landlord from time-to-time, provided in all such instances that such insurance is commercially reasonably and is the type which is normally required for similar type properties in Hampton Roads, Virginia, but not less than a $1,000,000 per occurrence and a general aggregate limit of not less than $2,000,000 (which aggregate limit shall apply separately to each of Tenant's locations if more than the Premises); however, such limits shall not limit the liability of Tenant hereunder. Further, with respect to Tenant's equipment, fixtures, inventory improvements, and other property of any nature or kind located at the Premises, Tenant shall maintain at its sole cost and expense, Special Form insurance (including without limitation, perils of flood - if the Property is located in a flood zone for which flood insurance is normally and customarily required) with Replacement Cost Valuation on an Agreed Amount Basis, which policies shall insure, without limitation, Tenant's business contents and business personal property, including without limitation, coverage for Electronic Data Processing Equipment and Media, Improvements and Betterments, Stock, Business Interruption and Extra Expense, Rental Value, Leasehold Interest, and Property of Others in their Care, Custody and Control, further including without limitation, differing variations and forms of such coverages as they evolve over time. The above policies of insurance also shall name Landlord as an additional insured with respect to the Premises, shall be written on an "occurrence" basis and not on a "claims made" basis, shall provide that it is primary with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, shall provide that it shall not be cancelable or reduced without at least 30 days prior written notice to Landlord and shall be issued in form reasonably satisfactory to Landlord. The insurer shall be a responsible insurance carrier which is authorized to issue such insurance and licensed to do business in the state in which the Property is located and which has at all times during the Term a rating of no less than A- in the most current edition of Best's Insurance Reports. Tenant shall deliver to Landlord on or before the Commencement Date, and subsequently, renewals of, a certificate of insurance evidencing such coverage and the waiver of subrogation described below.

                           (iii)  Waiver of  Subrogation.  Landlord  and  Tenant
shall have included in their respective property insurance policies waivers of their respective insurers' right of subrogation against the other party. If such a waiver should be unobtainable or unenforceable, then such policies of insurance shall state expressly that such policies shall not be invalidated if, before a casualty, the insured waives the right of recovery against any party responsible for a casualty covered by the policy.

                           (iv)  Increase of Premiums.  Tenant  agrees not to do
anything or fail to do anything which will increase the cost of Landlord's insurance or which will prevent Landlord from procuring policies (including commercial general liability) from companies and in a form satisfactory to Landlord. If any breach of the preceding sentence by Tenant causes the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed.

                  (d)  Repairs and Maintenance; Building Management.

                           (i) Tenant at its sole  expense  shall  maintain  the
Premises in a neat and orderly condition.

                           (ii) Landlord shall make all necessary repairs to the
Premises and any other improvements located on the Property, including without limitation, the responsibility for and repairs and maintenance to the roof and elevators of the Building, provided that Landlord shall have no responsibility to make any repair until Landlord has received written notice of the need for such repair. Landlord shall operate, manage and maintain the Premises and any paved or unpaved areas appurtenant to the Property in a first class manner consistent with a Class A office building. Landlord shall maintain and enforce all warranties and guaranties in connection with the Premises. Costs for maintaining the electrical, HVAC for the data center of the Building and security system of the Building shall not be part of Annual Operating Expenses but shall be maintained in a first-class manner by and paid for by Tenant. Tenant shall have access to the roof in accordance with the terms of this lease to perform such maintenance. The cost and responsibility for maintenance and repair of structural components, foundation and exterior walls of the Building shall be Landlord's and shall not be included in Annual Operating Expenses unless the need for such repairs is caused by Tenant.

                           (iii)   Notwithstanding   anything   herein   to  the
contrary, repairs and replacements to the Property including the Premises made necessary by Tenant's use, occupancy or alteration of, or Tenant's installation in or upon the Property or by any act or omission of Tenant or its Agents shall be made at the sole expense of Tenant to the extent not covered by any applicable insurance proceeds paid to Landlord. Tenant shall not bear the expense of any repairs or replacements to the Property arising out of or caused by any other tenant's use, occupancy or alteration of, or any other tenant's installation in or upon, the Property or by any act or omission of any other tenant or any other tenant's Agents.

                           (iv) With respect to Tenant's  obligations  as to the
Property, at Landlord's option and at Tenant's expense, and after all applicable notice and cure periods have expired, Landlord may comply with any repair, replacement or other construction requirements of the Laws and Requirements and Tenant shall pay to Landlord all costs thereof as additional Rent

                  (e) Utilities and Services. Landlord will furnish the Premises with electricity, heating and air conditioning, elevator service and water and sewer consistent with Tenant's special and usual requirements as they relate to general Class A offices twenty-four (24) hours a day, three hundred sixty-five
(365) days a year (including all holidays and weekends) in accordance with the Approved Construction Documents. Landlord shall not be responsible or liable for any interruption in utility service, nor shall such interruption affect the continuation or validity of this lease. Notwithstanding the foregoing, in the event of an interruption in utility service, which (i) is caused solely by Landlord or (ii) is the responsibility of Landlord hereunder, and is within Landlord's sole control, and if such service is not restored within two (2) business days after Landlord's actual notice of such interruption, Tenant's payment of Rent shall abate until the utility service is restored and Tenant may exercise its rights under ss.22(b).

                  (f) Janitorial Services. Landlord will provide Tenant with trash removal and janitorial services pursuant to a cleaning schedule attached as Exhibit "D"; however, Tenant at its option and cost, may provide its own janitorial services for the Premises so long as the Premises are kept in accordance with the standards noted in Section 7(d)(ii), in which event, Landlord's costs for such service shall be excluded from Annual Operating Expenses.

                  (g) Rent. The term "RENT" as used in this lease means the Minimum Annual Rent, Annual Operating Expenses and any other additional rent or sums payable by Tenant to Landlord pursuant to this lease, all of which shall be deemed rent for purposes of Landlord's rights and remedies with respect thereto. Tenant shall pay all Rent to Landlord within 30 days after Tenant is billed, unless otherwise provided in this lease, and interest shall accrue on all sums due but unpaid.

                  (h) Security Services. Tenant shall provide security services for the Building and no cost for Building security shall be included in Annual Operating Expenses.

8. Signs. At Tenant's sole cost, Tenant may place signage upon the Building. At Tenant's sole cost, Tenant may place interior signage within the Building. Any and all exterior signage shall be in full accord with Landlord's standard graphic program for the office park of which the Building is a part and applicable zoning ordinances and other governmental regulations. All signs installed by Tenant shall be maintained by Tenant in good condition and Tenant shall remove all such signs at the termination or expiration of this lease and shall repair any damage caused by such installation, existence or removal. Landlord will place: (i) monument signage at the entrance to the office park of which the Building is a part and (ii) appropriate directional signs so as to identify the Building, all in accordance with applicable governmental ordinances.

9. Alterations and Fixtures.

                  (a) Subject to Section 10, Tenant shall have the right to install its trade fixtures in the Premises, provided that no such installation or removal thereof shall affect any structural portion of the Property or any utility lines, communications lines, equipment or facilities in the Building. At the expiration or termination of this lease and at the option of Landlord or Tenant, Tenant shall remove such installation(s) and, in the event of such removal, Tenant shall repair any damage caused by such installation or removal; notwithstanding the foregoing, if Tenant, with Landlord's written consent, given either at the time such items are installed or at the conclusion or termination of this lease, elects not to remove such installation(s) at the expiration or termination of this lease, all such installations shall remain on the Property and become the property of Landlord without payment by Landlord.

                  (b) Except for non-structural changes, which do not exceed $20,000 per item and $250,000 in the aggregate in any consecutive twelve (12) month period, Tenant shall not make or permit to be made any alterations to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. All such alterations shall be made in a first class manner consistent with a Class A office building. Tenant shall pay the costs of any required architectural engineering reviews in connection with any alteration. In making any alterations, (i) Tenant shall deliver to Landlord the plans, specifications and necessary permits, together with certificates evidencing that Tenant's contractors and subcontractors have adequate insurance coverage naming Landlord and Landlord's agent as additional insureds, at least 10 days prior to commencement thereof, and to the extent reasonably practicable, incorporate any comments of Landlord to such plans into the alteration, (ii) such alterations shall not impair the structural strength of the Building or any other improvements or reduce the value of the Property or affect any utility lines, communications lines, equipment or facilities in the Building, (iii) Tenant shall comply with Section 10 and (iv) the occupants of any adjoining property shall not be disturbed thereby. All alterations to the Premises by Tenant shall be the property of Tenant until the expiration or termination of this lease; at that time all such alterations shall remain on the Property and become the property of Landlord without payment by Landlord unless Landlord or Tenant gives written notice to the other party for the removal of same, in which event Tenant will remove such alterations and repair any resulting damage and restore the Building to its normal useable Class A condition. At Tenant's request prior to Tenant making any alterations, Landlord shall notify Tenant in writing, whether Tenant is required to remove such alterations at the expiration or termination of this lease. If Landlord fails to respond to such request within ten (10) days of its receipt, such request shall be deemed disapproved by Landlord such that the alterations shall be removed at Landlord's option at the conclusion or termination of this lease. Notwithstanding the foregoing or any other provision contained herein to the contrary, Tenant may re-carpet and repaint the Premises without Landlord's consent as often as it desires and without limitation on expense provided that the carpet is of a grade and quality equal to or better than that originally installed in the Premises. No such carpet, if of a quality and installation like or better than that installed by Landlord, shall be required to be removed by Tenant at the conclusion of this lease.

                  (c) Landlord agrees that the items noted on Exhibit G, following its review and approval of the specifications therefor, may remain at the Premises or shall be removed, as so noted on the exhibit, at the expiration or termination of this lease.

10. Mechanics' Liens. Tenant shall pay promptly any contractors and materialmen who supply labor, work or materials to Tenant at the Property and shall take all steps permitted by law in order to avoid the imposition of any mechanic's lien upon all or any portion of the Property. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall bond against, escrow twice the amount claimed with Landlord's title company or mortgagee or discharge the same within 10 business days after Tenant has notice that the lien or claim is filed regardless of the validity of such lien or claim. Nothing in this lease is intended to authorize Tenant to do or cause any work to be done or materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Throughout this lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon all or any portion of, interest in or income from the Property on account of any mechanic's, laborer's, materialmen's or construction lien or arising out of any debt or liability to or any claim of any contractor, mechanic, supplier, materialman or laborer and shall include any mechanic's notice of intention to file a lien given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person claiming to be entitled to any mechanic's lien.

11. Landlord's Right of Entry. Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times following reasonable notice (except in the event of an emergency), for the purpose of inspection, maintenance or making repairs, alterations or additions as well as to exhibit the Premises for the purpose of sale or mortgage and, during the last 6 months of the Term, to exhibit the Premises to any prospective tenant. Landlord will make reasonable efforts not to inconvenience Tenant in exercising the foregoing rights, but shall not be liable for any loss of occupation or quiet enjoyment thereby occasioned. Notwithstanding the foregoing, during such entry to the Premises, Landlord and its Agents shall be accompanied by a representative of Tenant (except in the case of emergency); however, Tenant warrants to make such a representative available to Landlord at all reasonable times and following reasonable notice; however, in the event of an emergency, Landlord and its Agents may enter the Premises at their option, but will take reasonable efforts to notify Tenant and to be accompanied by a representative of Tenant. Landlord shall comply with Tenant's reasonable security procedures during such entry of the Building.

12. Damage by Fire or Other Casualty.

                  (a) If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant promptly shall notify Landlord and Landlord, subject to the conditions set forth in this Section 12, shall repair such damage and restore the Premises to substantially the same condition in which they were immediately prior to such damage or destruction, but not including the repair, restoration or replacement of the fixtures, upgrades or alterations installed by Tenant. Landlord shall notify Tenant in writing, within 30 days after the date of the casualty, if Landlord anticipates that the restoration will take more than 180 days from the date of the casualty to complete; in such event, Tenant may terminate this lease effective as of the date of casualty by giving written notice to Landlord within 10 days after Landlord's notice. Further, if a casualty occurs during the last year of the Term or any extension thereof (and the cost of the repair for such casualty exceeds $500,000), Landlord may cancel this lease unless Tenant has the right to extend the Term for at least 3 more years and does so within 30 days after the date of the casualty.

                  (b) If the Premises shall be damaged or shall be rendered untenantable as a result of a fire or casualty during the Term and Tenant shall not have exercised its right to terminate this Lease pursuant to Section 12(a) above, unless otherwise expressly provided herein, Landlord agrees to repair and restore the Premises in accordance with the terms hereof. If the Premises shall be damaged and rendered untenantable as a result of a fire or casualty during the Term, and Tenant shall not have exercised its right to terminate this Lease pursuant to Section 12 (a) above, and if Landlord fails to or determines it will be unable to repair that damage to or otherwise restore (other than the Building's facade) the Premises that Landlord is obligated to repair or restore pursuant to the provisions of this lease within six (6) months after the date of the casualty (the "Repair Period"); then, within ten (10) days following the earlier of such determination or the expiration of the Repair Period, Landlord shall send to Tenant a notice ("Landlord's Completion Notice") of Landlord's reasonable estimate as to the time when such repairs will be completed. Tenant may elect to terminate this Lease by notice (the "Casualty Termination Notice") to Landlord given not later than ten (10) days following Tenant's receipt of any Landlord's Completion Notice and ten (10) days following the conclusion of the Repair Period if Landlord has not completed its repair or restoration. If Tenant shall fail to timely deliver Casualty Termination Notice to Landlord or shall elect not to terminate this Lease, then Tenant shall be deemed to have waived its right to terminate for such event Landlord shall proceed to complete the repairs required to be performed by Landlord, and Landlord shall periodically deliver to Tenant reports as to Landlord's progress with respect to such repairs, which repairs Landlord shall diligently pursue. If Landlord fails to complete the repairs required to be performed by Landlord above, within the time period specified in any Landlord's Completion Notice, then within five (5) days following the expiration of such time period, Landlord shall again send Tenant a Landlord's Completion Notice and Tenant again may elect to terminate this Lease by sending to Landlord a Casualty Termination Notice. If Landlord has not provided a Landlord's Completion Notice within five (5) days of Tenant's notice to Landlord that it has failed to provide such notice, Tenant may terminate this lease. The provisions of this paragraph shall be applicable to every instance where the Landlord shall fail to complete the repairs required to be performed by Landlord pursuant to this subsection within the time period specified in any of Landlord's Completion Notice and Tenant shall have elected not to terminate this Lease.

                  (c) If, as the result of any fire or other casualty, the Premises or any portion thereof are rendered untenantable for ninety (90) or more days, Tenant shall be entitled to an abatement of Rent on a day-to-day basis from the date the Premises or any portion thereof became untenantable (which abatement shall be calculated on a prorated basis as to the portion of the Premises rendered untenantable) until such are once again rendered tenantable or, in the event that the Premises was substantially damaged and Tenant is required to substantially re-equip and re-furnish the Premises, until Tenant re-opens for business in such space but in no event later than one hundred twenty (120) days after such space is delivered by Landlord to Tenant fully restored in accordance with this Lease.

                  (d) Landlord shall maintain a 12-month rental coverage endorsement or other comparable form of coverage as part of its fire, extended coverage and special form insurance. Tenant will receive an abatement of its Minimum Annual Rent and Annual Operating Expenses to the extent the Premises are rendered untenantable.

13.  Condemnation.

                  (a) Termination. If (i) all of the Premises are taken by a condemnation or otherwise for any public or quasi-public use, (ii) twenty-five percent (25%) or more of the Building or the parking spaces for the Building (to the extent Landlord is unable to restore such items) is so taken and the remainder thereof is insufficient for the reasonable operation of Tenant's business in Tenant's sole but reasonable discretion or (iii) any of the Property is so taken and the condemnation proceeds are insufficient to restore the remainder of the Property, then this lease shall terminate and all unaccrued obligations hereunder shall cease as of the day before possession is taken by the condemnor by the party or parties and under the circumstances noted as follows: at either party's option if the event described in (i) above occurs, at Tenant's option if the event described (ii) above occurs or at Landlord's option if the event described in (iii) occurs; provided, however, if item (iii) above occurs and Tenant or Landlord pays the difference needed to restore, Landlord shall restore the Building.

                  (b) Partial Taking. If there is a condemnation and this lease has not been terminated pursuant to this Section, (i) Landlord shall restore the Building and the improvements which are a part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which the condemnor took possession and (ii) the obligations of Landlord and Tenant shall be unaffected by such condemnation except that there shall be an equitable abatement of the Minimum Annual Rent according to the rental value of the Premises before and after the date upon which the condemnor took possession and/or the date Landlord completes such restoration.

                  (c) Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for moving expenses and business dislocation damages to the extent that such claim does not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid and except as set forth in (d) below, Tenant hereby assigns all claims against the condemnor to Landlord.

                  (d) Temporary Taking. No temporary taking of the Premises shall terminate this lease or give Tenant any right to any rental abatement. Such a temporary taking will be treated as if Tenant had sublet the Premises to the condemnor and had assigned the proceeds of the subletting to Landlord to be applied on account of Tenant's obligations hereunder. Any award for such a temporary taking during the Term shall be applied first, to Landlord's costs of collection and, second, on account of sums owing by Tenant hereunder, and if such amounts applied on account of sums owing by Tenant hereunder should exceed the entire amount owing by Tenant for the remainder of the Term, the excess will be paid to Tenant.

14. Non-Abatement of Rent. Except as otherwise expressly provided as to damage by fire or other casualty in Section 12(b) and as to condemnation in Section 13(b) and as otherwise specifically noted in this lease, there shall be no abatement or reduction of the Rent for any cause whatsoever, and this lease shall not terminate, and Tenant shall not be entitled to surrender the Premises.

15.      Indemnification.

                  (a) Tenant Indemnification. Subject to Sections 7(c)(iii) and 16, Tenant will protect, indemnify and hold harmless Landlord and its Agents from and against any and all claims, actions, damages, liability and expense (including reasonable fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property in or about the Premises and caused by Tenant or its Agents or arising out of the occupancy or use of the Premises by Tenant or its Agents or occasioned wholly or in part by any act or omission of Tenant or its Agents, except to the extent such loss, injury or damage was caused by the negligence of Landlord or its Agents. In case any action or proceeding is brought against Landlord and/or its Agents by reason of the foregoing, Tenant, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Landlord and its Agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord and its Agents. Tenant's obligations pursuant to this Section 15 shall survive the expiration or termination of this lease.

                  (b) Landlord Indemnification. Subject to Sections 7(c)(iii) and 16, Landlord will protect, indemnify and hold harmless Tenant and its Agents from and against any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property caused to any person in or about the Premises occasioned wholly or in part by any act or omission of Landlord or its Agents, except to the extent such loss, injury or damage was caused by the negligence of Tenant or its Agents. In case any action or proceeding is brought against Tenant and/or its Agents by reason of the foregoing, Landlord, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Tenant and its Agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Landlord and approved by Tenant and its Agents. Landlord's obligations pursuant to this Section 15 shall survive the expiration or termination of this lease. 16. Waiver of Claims. To the extent any claim of a party hereto for recovery against the other for any loss or damage which may be inflicted upon the property of such party: (i) is covered by insurance, (ii) is required hereunder to be covered by insurance or (iii) arises other than solely due to the gross negligence of willful misconduct of Landlord or Tenant, as the case may be, Landlord and Tenant each hereby waive any and all such claims even if such loss or damage shall be brought about by the fault or negligence of the other party or its Agents; provided, however, that such waiver by Landlord shall not be effective with respect to any liability of Tenant described in Section 4(c).

17. Quiet Enjoyment. Landlord covenants that Tenant, upon performing all of its covenants, agreements and conditions of this lease, shall have quiet and peaceful possession of the Premises as against anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease.

18.      Assignment and Subletting.

                  (a) Limitation. Tenant shall not transfer this lease, voluntarily or by operation of law, without the prior written consent of Landlord which shall not be withheld, conditioned or delayed unreasonably. However, Landlord's consent shall not be required in the event of any transfer by Tenant to an affiliate of Tenant and provided Tenant delivers to Landlord the instrument described in Section (c)(iii) below. Any transfer not in conformity with this Section 18 shall be void at the option of Landlord, and Landlord may exercise any or all of its rights under Section 23. A consent to one transfer shall not be deemed to be a consent to any subsequent transfer. "Transfer" shall include any sublease, assignment, license or concession agreement, mortgage or hypothecation of this lease or Tenant's interest therein or in all or a portion of the Premises. Notwithstanding anything to the contrary contained herein, without the consent of Landlord, this lease may be assigned to (i) an entity created by a merger, reorganization or recapitalization of or with Tenant, or
(ii) a purchaser of substantially all of Tenant's assets or stock, provided, in case of both clauses (i) and (ii), (A) Landlord shall receive notice of such assignment from Tenant, and (B) the Assignee and Tenant execute and deliver to Landlord an assumption of lease pursuant to which such Assignee assumes all of Tenant's obligations under this lease and Tenant agrees to remain liable hereunder if Tenant exists following such event, (C) such Assignment is for a valid business purpose and not to avoid any obligation under this lease, and (D) the net worth of the surviving entity, purchaser or assignee and its annual gross revenues at the time of such assignment are both equal to or greater than the net worth and annual gross revenues of Tenant as of the date of this lease or on the date of such assignment, whichever is the lesser.

                  (b) Conditions. Notwithstanding the above, the following shall apply to any transfer, with or without Landlord's consent:

                           (i) As of the date of any transfer,  Tenant shall not
be in default under this lease nor shall any act or omission have occurred which would constitute a default with the giving of notice and/or the passage of time.

                           (ii)  No  transfer   shall  relieve   Tenant  of  its
obligation to pay the Rent and to perform all its other obligations hereunder. The acceptance of Rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this lease or to be a consent to any transfer.

                           (iii) Each transfer shall be by a written  instrument
in form and substance satisfactory to Landlord which shall (A) include an assumption of liability by any transferee of all Tenant's obligations and the transferee's ratification of and agreement to be bound by all the provisions of this lease, (B) afford Landlord the right of direct action against the transferee pursuant to the same remedies as are available to Landlord against Tenant and (C) be executed by Tenant and the transferee.

                           (iv) Tenant  shall pay,  within 10 days of receipt of
an invoice which shall be no less than $250, Landlord's reasonable attorneys' fees and costs in connection with the review, processing and documentation of any transfer for which Landlord's consent is requested.

19.      Subordination: Mortgagee's Rights.

                  (a) This lease shall be subordinate to any first mortgage or other primary encumbrance now or hereafter affecting the Premises, provided that Landlord's mortgagee or other encumbering party provides Tenant an SNDA, in a form reasonably acceptable to the parties. Although the subordination is self-operative, within 10 days after written request, Tenant shall execute and deliver any further reasonable instruments confirming such subordination of this lease and any further instruments of attornment required by any such mortgagee, including without limitation, any subordination, non-disturbance and attornment agreement ("SNDA"), but such SNDA shall not materially alter or be inconsistent with or contravene the terms of this lease; however, any mortgagee may at any time subordinate its mortgage to this lease, without Tenant's consent, by giving written notice to Tenant, and thereupon this lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery; provided, however, that such subordination shall not affect any mortgagee's right to condemnation awards, casualty insurance proceeds, intervening liens or any right which shall arise between the recording of such mortgage and the execution of this lease if such mortgagee is recorded prior to the Effective Date of this lease. Landlord agrees that it shall obtain an SNDA from its mortgagee in favor of Tenant, as noted above within 30 days from the date requested.

                  (b) It is understood and agreed that any mortgage shall not be liable to Tenant for any funds paid by Tenant to Landlord unless Landlord actually has transferred such funds to such mortgagee.

20. Recording; Tenant's Certificate. Tenant shall not record this lease but Landlord and Tenant shall execute a memorandum thereof in recordable form, which may be recorded at either party's request and expense. At the conclusion or expiration of this lease, Tenant shall, within 5 business days of a request from Landlord, execute a release of the aforesaid memorandum. In the event Tenant fails to execute such document, Tenant hereby grants Landlord a limited power of attorney and hereby appoints Landlord its attorney-in-fact solely for the purpose of executing a document whose sole purpose is to release such memorandum of record. Within 7 business days after Landlord's or Tenant's written request from time to time:

                  (a) Landlord and Tenant shall execute, acknowledge and deliver to the other party a written statement certifying the Commencement Date and Expiration Date of this lease, that this lease is in full force and effect and has not been modified and otherwise as set forth in the form of estoppel certificate attached as Exhibit "E" or with such modifications as may be necessary to reflect accurately the stated facts and/or such other certifications as may be requested by Tenant, Landlord or a mortgagee or purchaser of Landlord.

                  (b) In the event Tenant ceases to be publicly traded, Tenant shall furnish to Landlord, Landlord's mortgagee, prospective mortgagee or purchaser reasonably requested financial information.

21.      Surrender; Abandoned Property.

                  (a) Subject to the terms of Sections 9(b), 12(a), 13(b) and Exhibit G, at the expiration or termination of this lease, Tenant promptly shall yield up in the same condition, order and repair in which they are required to be kept throughout the Term, the Premises and all improvements thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear and casualty excepted.

                  (b) Upon or prior to the expiration or termination of this lease, Tenant shall remove any personal property from the Property. Any personal property remaining thereafter shall be deemed conclusively to have been abandoned, and Landlord, at Tenant's expense, may remove, store, sell or otherwise dispose of such property in such manner as Landlord may see fit and/or Landlord may retain such property as its property. If any part thereof shall be sold, then Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage and any Rent due under this lease.

                  (c) If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or termination of this lease or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this lease, except that the monthly installment of the Minimum Annual Rent during such continued occupancy shall be 150% the amount applicable to the last month of the Term if Tenant has given Landlord at least ninety (90) days prior written notice if it intends to holdover and in such event it may holdover for sixty
(60) days at such rate. Thereafter, or in the event such prior written notice is not given, the Minimum Annual Rent during any holdover shall be double the amount applicable to the last month of the term. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies available to Landlord.

22.      Curing Defaults.

                  (a) If Tenant shall be in default, beyond any applicable notice and cure period, in the performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after ten (10) days written notice (except in the case of emergency or waste to the Building) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's incurring such costs, which sums and costs together with interest shall be deemed additional rent.

                  (b) If Landlord shall default in the performance or observance of any agreement or condition in this lease contained on its part to be performed or observed, and Landlord shall not cure such default within thirty
(30) days or sooner period m the event of an emergency after notice from Tenant specifying the default, or, if such default is not able to be cured within such thirty (30) day period, Landlord has not during such thirty (30) day period commenced to cure such default and thereafter diligently and continuously pursues curing such default, Tenant may, at any a thereafter, cure such default for the account of Landlord, and all reasonable amounts paid or all reasonable contractual liabilities incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord, and Landlord agrees to reimburse Tenant within ten (10) days of demand therefore; provided that Tenant may, without waiving any claim for damages on account of such breach, cure any such default as aforesaid prior to the expiration of said thirty (30) day period, if the curing of such default prior to the expiration of said thirty (30) day period is reasonably necessary to protect the Premises or Tenant's interest therein, or to prevent injury or damage to persons or property so long as Tenant first uses reasonable efforts to notify Landlord of the need for such repair and permits Landlord a reasonable opportunity to cure such default.

                  (c) In the event Landlord fails to perform any repair obligations under Section 7(d)(ii) hereof, Tenant shall send Landlord written notice of such failure. If Landlord fails to initiate and diligently pursue such repair within thirty (30) days of such notice, Tenant shall send Landlord a second written notice of such failure. If and only if Landlord fails to initiate and diligently pursue such repair within fifteen (15) days of such second notice, Tenant may make such repair pursuant to its rights noted in Section 22(b) above and shall send Landlord a notice of such event. Landlord and Tenant shall then each select an institutional third party property manager who shall together select a third institutional third party property manager (the "Evaluator"). The Evaluator shall determine and/or engage other professionals to assist in the determination, within thirty (30) days of its engagement, all at the sole cost of Tenant, whether Landlord should have performed the requested repair pursuant to the terms of this lease. The parties agree that Tenant shall bear the burden to document the need for such repair and any such failure shall be construed against Tenant. The determination by the Evaluator shall not be evidence of whether such repair is required hereunder and shall be of no affect, except to permit Tenant to take the actions noted in this Section 22(c) and shall in no way limit Landlord's right to bring an action against Tenant for such nonpayment of Rent, its costs incurred pursuant to such action and interest thereon, and including without limitation, attorney's fees and costs. If the Evaluator determines that Landlord should have performed such repair, Tenant may offset the commercially reasonable cost of such repair against Rent due hereunder. If, however, the Evaluator determines that the repair was not required hereunder, then, without limiting Tenant's right to bring an action for the payment of the reasonable cost of such repair if required to be made by Landlord hereunder, its costs incurred pursuant to such action and interest thereon, and including without limitation, attorney's fees and costs, Tenant may not offset as noted above and shall pay all sums due hereunder as they become due.

23.      Defaults - Remedies.

                  (a) Defaults. It shall be an event of default:

                           (i) If  Tenant  does not pay in full when due any and
all Rent;

                           (ii) If  Tenant  fails  to  observe  and  perform  or
otherwise breaches any other provision of this lease;

                           (iii) If Tenant abandons the Premises, which shall be
conclusively presumed if the Premises remain unoccupied for more than 10 consecutive days, or removes or attempts to remove Tenant's goods or property other than in the ordinary course of business; or

                           (iv) If Tenant  becomes  insolvent or bankrupt in any
sense or makes a general assignment for the benefit of creditors or offers a settlement to creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon; provided, however, that any proceeding brought by anyone other than Landlord or Tenant under any bankruptcy, insolvency, receivership or similar law shall not constitute a default until such proceeding has continued unstayed for more than 60 consecutive days.

                  (b) Remedies. Then, and in any such event, Landlord shall have any and all the following rights:

                           (i) To charge a late payment fee equal to the greater
of $100 or 5% of any amount owed to Landlord pursuant to this lease which is not paid within 5 days after the due date.

                           (ii) To enter and  repossess  the Premises and remove
all persons and all or any property therefrom, by action at law or otherwise, without being liable for prosecution or damages therefor, and Landlord may, at Landlord's option, make alterations and repairs in order to relet the Premises and relet all or any parts) of the Premises for Tenant's account. Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event of reletting without termination of this lease, Landlord may at any time thereafter elect to terminate this lease for such previous breach.

                           (iii)  Without  limiting any other right or remedy of
Landlord pursuant to this lease, or at law or in equity, to elect to collect one of the following (x) the amount (the "Deficiency") by which (A) the Rent reserved under this Lease until the stated expiration date of the then current Term exceeds (B) the amount of rent, if any, that Landlord shall receive during the same period from others to whom the Premises may be rented or (y) an amount equal to the present worth (as of the date of such termination) of Rent which, but for the termination of this lease, would have become due during the remainder of the Term, less the fair rental value of the Premises for the remainder of the Term payable to Landlord in one lump sum on demand. For the purposes of this subparagraph, "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Premises.

                           (iv) To terminate this lease and the Term without any
right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken.

                  (c) Grace Period. Notwithstanding anything hereinabove stated, neither party will exercise any available right because of any default of the other, except those remedies contained in subsection (b)(i) of this Section unless such party shall have first given 10 days written notice thereof to the defaulting party, and the defaulting party shall have failed to cure the default within such period; provided, however, that:

                           (i)   Notwithstanding   anything   to  the   contrary
contained herein, if Tenant fails to comply with the provisions of Sections 10 (in which case ten (10) days prior written notice shall be required) or 20(a) (in which case ten (10) days prior written notice shall be required) and in the case of emergency as set forth in Section 22 or in the event of any default enumerated in subsections (a)(iii) and (iv) of this Section (in which case no prior written notice shall be required), the notice periods contained in this Section shall not apply,

                           (ii)  Landlord  shall not be required to give such 10
days notice more than 2 times during any 12 month period.

                           (iii) If the default consists of something other than
the failure to pay money which cannot reasonably be cured within 15 days, neither party will exercise any right if the defaulting party begins to cure the default within the 15 days and continues actively and diligently in good faith to completely cure said default.

                           (iv) Tenant  agrees that any notice given by Landlord
pursuant to this Section which is served in compliance with Section 27 shall be adequate notice for the purpose of Landlord's exercise of any available remedies.

                  (d) Non-Waiver; Non-Exclusive. No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach. Efforts by Landlord to mitigate the damages caused by Tenant's default shall, not constitute a waiver of Landlord's right to recover damages hereunder. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the total amount due Landlord under this lease shall be deemed to be other than on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Rent due, or Landlord's right to pursue any other available remedy.

                  (e) Costs and Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees, costs of suit, investigation expenses and discovery costs including costs of appeal.

24.      Representations.

                  (a) Tenant represents to Landlord and agrees that:

                           (i) The word  "Tenant"  as used herein  includes  the
Tenant named above as well as its successors and assigns, each of which shall be under the same obligations and liabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this lease as Tenant. Each and every of the persons named above as Tenant shall be bound jointly and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant immediate or remote, unless Tenant has complied with the terms of Section 18 and the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all thereof.

                           (ii) If Tenant is a  corporation,  partnership or any
other form of business association or entity, Tenant is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this lease constitutes a valid and binding obligation enforceable in accordance with its terms. Tenant shall provide Landlord with corporate resolutions or other proof in a form acceptable to Landlord, authorizing the execution of this lease at the time of such execution.

                  (b) Landlord hereby represents to Tenant and agrees that Landlord is a duly formed limited partnership and in good standing and has full partnership power and authority to enter into this Lease and had taken all partnership action necessary to carry out the transaction contemplated herein, so that when executed this Lease constitutes a valid and binding obligation enforceable in accordance with its terms.

25. Liability of Landlord. The word "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of which shall have the same rights, remedies, powers, authorities and privileges as it would have had if it originally signed this lease as Landlord. Any such person or entity, whether or not named herein shall have no liability hereunder after it ceases to hold title to the Premises except for obligations already accrued (and, as to any unapplied portion of Tenant's Security Deposit, Landlord shall be relieved of all liability therefor upon transfer of such portion to its successor in interest) and Tenant shall look solely to Landlord's successor in interest for the performance of the covenants and obligations of the Landlord hereunder which thereafter shall accrue. Neither Landlord nor any principal of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this lease or otherwise, Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of Tenant's claims. No mortgagee or ground lessor succeeding to the interest of Landlord hereunder (either in terms of ownership or possessory rights) shall be (a) liable for any previous act or omission of a prior landlord, (b) subject to any rental offsets, except as provided herein or (c) bound by payment by Tenant of Minimum Annual Rent in advance in excess of one monthly installment.

26.      Interpretation; Definitions.

                  (a) Captions. The captions in this lease are for convenience only and do not in any way define, limit, describe or amplify the terms and provisions of this lease or the scope or intent thereof.

                  (b) Entire Agreement. This lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. This lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural number. The word "including" followed by any specific items is deemed to refer to examples rather than to be words of limitation. Both parties having participated fully and equally in the negotiation and preparation of this lease, this lease shall not be more strictly construed nor any ambiguities in this lease resolved, against either Landlord or Tenant.

                  (c) Covenants. Each covenant agreement, obligation, term, condition or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this lease unless otherwise expressly provided. All of the terms and conditions set forth in this lease shall apply throughout the Term unless otherwise expressly set forth herein.

                  (d) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of 12.5% per annum.

                  (e) Severability; Governing Law. If any provisions of this lease shall be declared unenforceable in any respect such unenforceability shall not affect any other provision of this lease, and each such provision shall be deemed to be modified, if possible, in such a manner as to render it enforceable and to preserve to the extent possible the intent of the parties as set forth herein. This lease shall be construed and enforced in accordance with the laws of the state in which the Property is located.

                  (f) "Mortgage" and "Mortgagee." The word "mortgage" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" as used herein includes the holder of any mortgage, including any ground lessor if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

                  (g) "Person." The word "person" is used herein to include a natural person, a partnership, a corporation, an association and any other form of business association or entity.

27. Notices. Any notice or other communication under this lease shall be in writing and addressed to Landlord or Tenant at their respective addresses specified at the beginning of this lease, (or to such other address as either may designate by notice to the other) with a copy to any mortgagee or other party designated by Landlord. Each notice or other communication shall be deemed given if sent by prepaid overnight delivery service or by certified mail, return receipt requested, postage prepaid or in any other manner, with delivery in any case evidenced by a receipt, and shall be deemed received on the day of actual receipt by the intended recipient or on the business day delivery is refused. The giving of notice by Landlord's attorneys, representatives and agents under this Section shall be deemed to be the acts of Landlord; however, the foregoing provisions governing the date on which a notice is deemed to have been received shall mean and refer to the date on which a party to this lease, and not its counsel or other recipient to which a copy of the notice may be sent, is deemed to have received the notice.

28. Security Deposit. RESERVED

29. Commission.

                  (a) Tenant and Landlord represent and warrant to each other that Porter Realty, Inc. and The Garibaldi Group are the only outside brokers or finders that each has had any dealings, negotiations or consultations with relating to the Premises or this transaction on behalf of Tenant and that no other broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations relating to the Premises or this lease on Tenant's behalf.

                  (b) Landlord shall pay a commission to Porter Realty, Inc. and The Garibaldi Group pursuant to the terms of a separate agreement.

                  (c) Tenant agrees to be responsible for, indemnify, defend and hold harmless Landlord from and against all costs, fees (including, without limitation, attorneys' fees), expenses, liabilities and claims incurred or suffered by Landlord arising from any breach by Tenant of Tenant's foregoing representation and warranty. Landlord agrees to be responsible for, indemnify, defend and hold harmless Tenant from and against all costs, fees (including, without limitation, attorneys' fees), expenses, liabilities and claims incurred or suffered by Tenant arising from any breach by Landlord of Landlord's foregoing representation and warranty.

30. Option To Extend Term (Fixed Amount Rental Increase). Provided that Landlord has not given Tenant notice of default more than two (2) times in the year preceding the Expiration Date, that there then exists no event of default by Tenant under this lease nor any event that with the giving of notice and/or the passage of time would constitute a default, and that Tenant is the sole occupant of at least fifty percent (50%) of the Premises, Tenant shall have the right and option to extend the Term for the Building for two (2) additional periods of sixty (60) months each, exercisable by giving Landlord prior written notice, at least one (1) year in advance of the Expiration Date of the then current Term as to such Building, of Tenant's election to extend the Term; it being agreed that time is of the essence and that this option is personal to Tenant but is transferable to any permitted assignee or sublessee (regardless of whether any such assignment or sublease was made with or without Landlord's consent) or other party. Landlord and Tenant agree that this option shall not expire until ten (10) days after Landlord has given Tenant written notice that Tenant has failed to exercise or waive such option. Such extensions shall be under the same terms and conditions as provided in this lease except as follows:

                  (a) each additional period shall begin on the Expiration Date and thereafter the Expiration Date shall be deemed to be the fifth anniversary thereof;

                  (b) all references to the Term in this lease shall be deemed to mean the Term as extended pursuant to this Section;

                  (c) Tenant's right and option to extend the Term for two (2) additional periods as described above shall decrease by one (1) additional period for each such additional period that Tenant extends the Term;

                  (d) the Minimum Annual Rent payable by Tenant for the Phase II Building during each additional period shall be as follows:

Additional Period 1:
  Lease Year               Annual                  Monthly
----------------      ------------------      -------------------
      11                 $862,500.00              $71,875.00
      12                 $886,218.75              $73,851.56
      13                 $910,589.77              $75,882.48
      14                 $935,630.99              $77,969.25
      15                 $961,360.84              $80,113.40


Additional Period 2:
  Lease Year               Annual                  Monthly
----------------      ------------------      -------------------
      11                $ 987,798.26              $82,316.52
      12                $1,014,962.71             $84,580.22
      13                $1,042,874.18             $86,906.18
      14                $1,071,553.22             $89,296.10
      15                $1,101,020.93             $91,751.74


31. Naming Rights. Landlord intends to name the project encompassing the Building the "Liberty Executive Center"; however, Landlord reserves the right to alter such names until substantial Completion, at its option.

32. Parking. The Premises shall contain at least five hundred (500) parking spaces.

33. Rooftop Communications Equipment. Tenant shall have the right, at its sole cost and expense, which right shall not be exclusive, to install and maintain an antenna or satellite dish or other communications receiving/sending equipment (the "Equipment") on the roof of the Building, subject to the terms and conditions of this paragraph. Further, such work shall be aesthetically pleasing, not visible to the extent reasonably required by Landlord and of a first-class nature. The roof shall be resealed and repaired following the installation of such equipment. In the event Tenant desires to install and operate the Equipment, Tenant shall provide prior written notice thereof to Landlord, which notice shall include the plans and specifications (the "Plans") for the Equipment prepared by qualified engineers showing all aesthetic, structural mechanical, and electrical details thereof and of the necessary structural and other changes to the Building required to accommodate the same. Tenant shall not install or operate the Equipment unless and until Landlord shall have approved the Plans, which approval will not be unreasonably withheld, conditioned or delayed. Any and all structural, electrical or other mechanical changes to the Building and any and all roof or wall penetrations must be specifically approved in writing by the Landlord and shall be performed by a contractor or contractors approved in writing by Landlord. The Equipment shall be installed and operated in accordance with the approved Plans, in a good and workmanlike manner and in compliance with all applicable federal, state, and local laws, statutes, codes and ordinances and shall be properly licensed by all applicable governmental authorities. Tenant shall be solely responsible and liable for the maintenance of the Equipment, including the rooftop area it is installed on, during the Term. Tenant shall be responsible for any damage to said roof or other parts of the Building due to the installation, inspection, maintenance, or operation of such Equipment. Tenant's installation, operation and maintenance of the Equipment shall not in any way impair Landlord's roof warranty. Upon the expiration or earlier termination of this Lease, Tenant shall immediately remove the Equipment from the Building, and Tenant shall repair any damage caused by the removal thereof and shall restore the portions of the Building affected by the Equipment to the condition existing prior to the installation thereof (ordinary wear and tear, other than as caused by the equipment, excepted). In the event Tenant fails to so remove the Equipment and repair and restore the Building and dispose of the Equipment, Landlord may do so, at the sole risk and expense of Tenant, and Tenant shall reimburse Landlord for all costs and expenses incurred in connection therewith upon thirty (30) days written notice.

34. Tenant Credits. In the event Tenant obtains a waiver for Landlord of any construction fees included in Landlord's budget for the construction of the Building, including without limitation, for the City of Chesapeake and the Hampton Roads Sanitation District water and/or sewer connection fees, the sum so not expended by Landlord shall be a credit to Tenant applied against the cost of any Tenant's Work, or if not so applied, against the Minimum Annual Rent.

35. Phase I Building. This lease shall be contingent upon Landlord and Tenant executing a lease for the property adjacent to the Property shown on Exhibit A as Phase I (the "Phase I Building").

36. Cross-Default. At the sole option of Landlord, a default under this lease shall be deemed a default under the Phase I Lease, and/or a default under the Phase I Lease shall be deemed a default hereunder.

37. Consents. When either Landlord's or Tenant's consent is required or provided for in this lease, unless otherwise specifically noted herein, such consent shall not be unreasonably withheld, conditioned delayed or denied.

38. Phase II Start. Tenant is hereby granted the right to delay Landlord's initiation of the construction of the Phase II Building, notwithstanding anything to the contrary contained herein, according to the following terms:

                  (a) Tenant shall pay to Landlord upon the date Landlord takes title to the Property the sum of Eleven Thousand and 00/100 Dollars ($11,000.00) plus Tenant's proportionate share of the office park expenses for the Property per month until the Start Notice, as defined below, has been given. The aforesaid sums shall accrue until and be paid on March 1, 2001. Additional sums due under this Section 38(a) shall be paid monthly beginning March 1, 2001. Notwithstanding the foregoing, if the Start Notice has been given prior to March 1, 2001, no sums shall be due pursuant to this Section 38(a).

                  (b) Tenant shall provide Landlord with written notice of its desire for Landlord to begin the construction of the Building, which notice shall be deemed given on, if not given prior to, March 1, 2002 (the "Start Notice").

                  (c) Notwithstanding anything to the contrary contained herein, the Delivery Date shall be deemed to be the date which is ten (10) months following the date of the Start Notice, and each and every date noted in Section 3(d) and 3(f) of this lease shall be extended by the same period as the Delivery Date is extended pursuant to this Section. [For example, if the Delivery Date is extended to March 2002, then the end of the grace period noted in Section 3(d) shall be extended to March 31, 2002.]

                  (d) Tenant shall maintain the right to a forty-five (45) "fit-out" period for its installations in the Building as noted in Section 3d(ix) above.

                  (e) The Minimum Annual Rent due hereunder (including during any extension period as noted is Section 30 hereof) is hereby modified according to the following schedule:

                           (i) If the Start Notice is given on or prior to March
1, 2001, the Minimum Annual Rent shall be unchanged as the Completion Date will not be delayed by Tenant pursuant to this Section.

                           (ii) If the  Start  Notice  is given on  February  1,
2002, the Minimum Annual Rent shall be increased two and one-half percent (2.4%) during each lease hereof.

                           (iii) If the Start  Notice is given prior to February
1, 2002 but following March 1, 2001, the Minimum Annual Rent shall be increased (for each lease year hereof) by .20% for each month period that has passed. [For example, a Start Notice given on March 25, 2001 shall increase the Minimum Annual Rent by .20%; a Start Notice given on April 5, 2001 shall increase the Minimum Annual Rent by .40%; and a Start Notice given on June 15, 2001 shall increase the Minimum Annual Rent by .80%.]

IN WITNESS WHEREOF, and in consideration of the mutual entry into this lease and for other good and valuable consideration, and intending to be legally bound, Landlord and Tenant have executed this lease.

Date signed:                               Landlord:
                                           LIBERTY PROPERTY LIMITED PARTNERSHIP
9/5/00                                     By: Liberty Property Trust, Sole
----------------                                General Partner

                                           By:      ALAN T. LINGERFELT
                                               --------------------------------
                                           Name:    Alan T. Lingerfelt
                                           Title:   Senior Vice President

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

Date signed:                               Tenant:

8/31/00                                    DENDRITE INTERNATIONAL, INC.
----------------
Attest:

         RICHARD D. CASSERLY                By:      JOHN E. BAILYE
------------------------------------            --------------------------------
Name:    Richard D. Casserly                Name:    John E. Bailye
Title:   Program Manager                    Title:   Chairman and Chief
                                                       Executive Officer